Exhibit 10.1

This Exhibit 10.1 includes certain identified information that has been redacted because it is both (i) not material and (ii) the type of information that the registrant customarily and actually treats as private and confidential. Where information has been redacted, it has been so indicated by a “[***]”.

SECOND AMENDMENT TO AMENDED AND RESTATED DISTRIBUTION LICENSE AND MARKETING SERVICES AGREEMENT

This Second Amendment to Amended and Restated Distribution License and Marketing Services Agreement (this “Second Amendment”) is made and entered into this 13th day of February, 2025 (“Effective Date”) by and between Come and See Foundation, Inc., a North Carolina nonprofit corporation (“CAS”), and 5&2 Studios, Inc., a Delaware corporation (“Distributor”), and amends that certain Amended and Restated Distribution License and Marketing Services Agreement dated June 13, 2024, by and between CAS and Distributor (as amended by that certain Amendment between CAS and Distributor dated September 30, 2024, collectively, the “DMA”). Each of Distributor and CAS are sometimes referred to herein as a “Party” and are collectively referred to herein as the “Parties.” Capitalized words and phrases used in this Second Amendment but not otherwise defined herein shall have the definitions ascribed to them in the DMA.

RECITALS

I.             WHEREAS, pursuant to that certain First Amendment to Production Services and Funding Agreement of even date herewith between The Chosen Texas, LLC (“TCT”) and CAS, which amends the PSFA (the “First Amendment to PSFA”), CAS is engaging TCT to develop, produce and deliver two (2) and potentially three (3) seasons comprised of eight (8) episodes each of the Project C audiovisual episodic series (the “Project C Series”) which is owned by CAS (such engagement referred to as the “Project C Production Engagement”);

II.            WHEREAS, CAS and TCT are concurrently entering into that certain Second Amendment to Production Services and Funding Agreement of even date herewith (“Second Amendment to PSFA”);

III.           WHEREAS, CAS and Distributor are concurrently entering into that certain Third Amendment to Amended and Restated Distribution License and Marketing Services Agreement of even date herewith (the “Third Amendment to DMA”);

IV.           WHEREAS, the Parties desire to amend the DMA to include the Project C Series program which is being produced under the PSFA, as a Program subject to the terms set forth therein;

V.            WHEREAS, the Parties are concurrently entering into that certain Trademark License Agreement between Distributor and CAS with respect to the Project C Series in form attached hereto and incorporated herein as Exhibit A (the “Project C Trademark License Agreement”); and that certain Trademark License Agreement, dated as of July 21, 2025, between CAS and Distributor, with respect to The Chosen Adventures (“The Chosen Adventures Trademark License Agreement”); and that certain Merchandising Agreement, dated as of July 21, 2025, between CAS and Distributor (the “Merchandising Agreement”).

VI.           WHEREAS, Distributor desires to enter into that certain SVOD Agreement with [***] in connection with the Project C Series in the form attached hereto as Exhibit B (the “[***] SVOD License”) and CAS desires to approve such [***] SVOD License as set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the agreements and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to supplement and amend the DMA as follows:

1.            Conditions Precedent. The Parties shall have no obligations hereunder unless and until the full execution and delivery of the following documents (which are being entered into concurrently herewith): (i) this Second Amendment; (ii) the Third Amendment to DMA; (iii) the First Amendment to PSFA; (iv) the Second Amendment to PSFA; (v) the Project C Trademark License Agreement; (vi) The Chosen Adventures Trademark License Agreement; and (vii) the Merchandising Agreement.

2.            Project C Series. Subject to the terms and conditions of the PSFA (as amended through and including the Second Amendment to PSFA), the Project C Series, as produced pursuant to the Project C Production Engagement, shall be deemed to be a Program and a Series under the DMA, subject and pursuant to the terms and conditions of this Second Amendment; provided, however, that Merchandising Rights are hereby excluded from the license of Ancillary Rights under the DMA and are reserved by CAS. The Parties intend to discuss in good faith at a later date a potential licensing agreement with Distributor for the Project C Merchandising Rights, provided that any failure of either Party to do so shall not constitute a breach hereof. For clarity, the “Term” of the DMA is not being extended hereby.

3.            Derivative Productions of Project C. For clarity, (a) during the Term Section 11 of the First Amendment to PSFA [“Derivative Productions of Project C”] shall apply to the DMA to the extent that the DMA incorporates provisions of the PSFA; (b) during the Term “Derivative Production(s)” of the Project C Series pursuant to the DMA shall mean a “Project C Derivative Production” as defined in Section 11 of the First Amendment to PSFA; and (c) following the Term of the DMA, unless specifically set forth by terms of this Second Amendment or the First Amendment to the PSFA, Distributor shall have no right to develop, produce, distribute, finance or otherwise exploit the Project C Series, nor any Derivative Production of the Project C Series, nor any Project C Derivative Production (as defined in the PSFA).

(c) Chosen-Branded Biblical Universe Project Conditions. The defined term “Chosen-Branded Biblical Universe Project Conditions” in the DMA (as amended from time to time including pursuant to this Second Amendment and the Third Amendment to DMA) shall have the meaning set forth in the 2024 PSFA as amended by the First Amendment to PSFA and the Second Amendment to PSFA.

4.            Key Man. Key Man shall be engaged by Distributor (or one of its Affiliates) in substantially the same capacity on the Project C Series as he was on The Chosen Series and as further provided in the PSFA (as amended from time to time including pursuant to the First to PSFA Amendment and the Second Amendment to PSFA). The first sentence of Section 18(l) of the DMA shall be deleted and replaced with the following (and the other sentences shall remain unchanged):

During the Term, Distributor shall cause the Key Man to fulfill his Key Man Affiliation obligations required under the 2024 PSFA, subject to the exclusivity and first priority provisions set forth in the First Amendment to PSFA and Second Amendment to PSFA, through (i) completion and delivery of the seventh season of The Chosen Series; and (ii) though completion and delivery of the three seasons of the Project C Series, subject only to any applicable Key Man Non-Exclusive Period as defined and set forth in the Second Amendment to PSFA(such period referred to herein as the “Key Man Term” and this provision referred to herein as the “DMA Key Man Affiliation”).

Second Amendment to DMA

5.            Application of Gross Receipts for the Project C Series. Distributor shall not receive a distribution or participation fee with respect to the Project C Series; provided, that a Production Participation Amount is being paid to The Chosen Texas, LLC (an affiliate of Distributor) as provided in the First Amendment to PSFA. Accordingly, Section 8 of the DMA shall not apply to the Project C Series, and the waterfall set forth on Exhibit A to the First Amendment to PSFA shall apply with respect to the Project C Series, in replacement of Section 8 of the DMA

6.            Marketing Duties. Distributor shall have no obligation to provide or otherwise perform the Marketing Duties with respect to the Project C Series and any references to Marketing Duties shall not apply in any way to the Project C Series and CAS shall have no obligation to fund any Marketing Duties Costs Reimbursement Amount in connection therewith unless otherwise mutually agreed in writing by the Parties, provided that Distributor shall perform all of the Distributor Delivery obligations and all other Distributor Obligations under the DMA, with respect to the Project C Series; and provided further for clarity, the Term of the DMA is not being extended hereby.

7.            Delivery Requirements. Distributor acknowledges that [***] delivery schedule may require fewer or different delivery items (“[***] Delivery Items”) than what is required on the Production Delivery Schedule (as defined under the 2024 PSFA [as amended from time to time]) for the Project C Series (the “CAS Delivery Items”). Distributor agrees that the [***] Delivery Items shall in no way amend, reduce or otherwise be deemed a waiver by CAS of any delivery obligations and requirements of TCT pursuant to the 2024 PSFA (as amended through and including the Second Amendment to PSFA) and/or Distributor pursuant to the DMA (including the Distributor Delivery obligations) to deliver the CAS Delivery Items with respect to the Project C Series.

8.            No Term Extension. Nothing herein directly or indirectly shall be deemed to extend the Term of the DMA nor to cause or trigger any Auto Term Extension under the DMA.

9.            [***] SVOD License; CAS Reserved Rights/Holdbacks. CAS hereby approves the terms, conditions and restrictions set forth in the [***] SVOD Agreement and approves of Distributor entering into the [***] SVOD Agreement in the form attached hereto as Exhibit B; provided, that no extension of the Term or any Auto Term Extension (directly or indirectly) shall be inferred therefrom. CAS covenants to Distributor that CAS will exercise its CAS Reserved Rights in a manner which does not violate the holdbacks set forth in Section 11 of the [***] SVOD Agreement (the “Special Holdbacks”). The Special Holdbacks shall cease to be applicable with respect to the Project C Series upon the earlier of: (a) the date the [***] SVOD Agreement expires or is terminated pursuant to its original (i.e., February 13th unamended) terms, and otherwise in any event upon expiration of the Term of the DMA; provided, that if upon the expiration of the Term or termination of the DMA, a Special Holdback as to a specific episode(s) is still in effect against CAS, then CAS’s covenant as to such specific episode(s) shall survive such expiration or termination of the DMA and continue, post-Term, until the expiration date of such specific Special Holdback(s). Except as expressly set forth in this Second Amendment with respect to the Project C Series, in the event of any conflict between the [***] SVOD Agreement and the DMA, the terms of the DMA shall prevail.

Second Amendment to DMA

10.          Miscellaneous. This Second Amendment is intended to amend only the direct matters specified in this Second Amendment, and there are no intended implicit or indirect changes to (or waivers of) any provisions of the DMA (or PSFA) nor does it create any inference that a Party’s rights thereunder are waived, amended or estopped. In the event of a conflict between a provision of this Second Amendment and a provision of the DMA, the specific provision of this Second Amendment shall prevail over such conflicting provision of the DMA. The DMA (and all of the other agreements between Distributor and CAS related to the DMA) shall remain in full force and effect in accordance with their respective terms, as specifically amended hereby. The recitals are hereby incorporated herein by this reference. This Second Amendment may be signed in counterparts and PDF documents and photocopies may be used as an original. Signatures of the Parties so transmitted by PDF or other electronic means shall be deemed to be their original signatures for all purposes. The exchange of copies of this Second Amendment and of signature pages by PDF or other electronic means from which a paper replica can be generated shall constitute effective execution for all purposes.

[Signature Page to Follow]

Second Amendment to DMA

IN WITNESS WHEREOF, the Parties have executed this Second Amendment with effect as of the Effective Date.

COME AND SEE FOUNDATION, INC.

By:	/s/ C. Ryan Dunham
Name: Ryan Dunham
Its: Chief Operating Officer

5&2 STUDIOS, INC.

By:
Name: Brad Pelo
Its: President

Signature Page to Second Amendment to DMA

IN WITNESS WHEREOF, the Parties have executed this Second Amendment with effect as of the Effective Date.

COME AND SEE FOUNDATION, INC.

By:
Name: Ryan Dunham
Its: Chief Operating Officer

5&2 STUDIOS, INC.

By:	/s/ Brad Pelo
Name: Brad Pelo
Its: President

Signature Page to Second Amendment to DMA

EXHIBIT A

PROJECT C TRADEMARK LICENSE AGREEMENT

[***]

Second Amendment to DMA

EXHIBIT B

[***] SVOD LICENSE

Second Amendment to DMA